BBH TRUST
BBH CORE SELECT
CLASS N SHARES ("BBTEX")
RETAIL CLASS SHARES ("BBTRX")
SUPPLEMENT DATED JULY 10, 2018
TO THE PROSPECTUS
DATED FEBRUARY 28, 2018

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Prospectus. Defined terms not otherwise defined in this supplement have the same meaning as set forth in the Prospectus.

Effective July 10, 2018, the Prospectus is amended as follows:

1.	The section captioned "Investment Adviser" on page 9 is deleted in its entirety and replaced with the following:

INVESTMENT ADVISER
Brown Brothers Harriman & Co. ("BBH&Co."), through a separately identifiable department.

Portfolio Manager
Name	BBH&Co. Title	Portfolio Manager of the Fund Since
Michael R. Keller	Partner	2008

2.	The section captioned "Portfolio Managers" on page 18 is deleted in its entirety and replaced with the following:

Portfolio Manager

Mr. Michael R. Keller serves as the portfolio manager of the Fund.  Mr. Michael R. Keller is a Partner of BBH&Co. with 19 years of investment experience. Mr. Keller holds a BSE from Princeton University. Mr. Keller is a CFA charterholder. He joined BBH&Co. in 2005. From 2007 to 2009, Mr. Keller served as a Vice President. From 2009 to 2011, Mr. Keller served as a Senior Vice President. From 2011 to 2014 Mr. Keller served as a Managing Director. Mr. Keller has served as a Partner since 2015.  The Fund's SAI provides additional information about the Portfolio Manager's compensation, management of other accounts and ownership of shares of the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.